                          SPECIFIC POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Mahoney do make, constitute and appoint John A. Butler, Commonwealth Telephone Enterprises, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

        1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1998, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

        2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 1999, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

        3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with right to revoke such appointment of substitute at pleasure.

            IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of March, 1999.



                                                /s/ Michael J. Mahoney (SEAL)
                                               -----------------------
                                                    Michael J. Mahoney


        Witness:

        /s/ Kathleen Sparrowe
        ------------------------

                          SPECIFIC POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Frank M. Henry do make, constitute and appoint John A. Butler, Commonwealth Telephone Enterprises, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

        1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1998, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

        2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 1999, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

        3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with right to revoke such appointment of substitute at pleasure.

            IN WITNESS WHEREOF, I hereunto set my hand and seal this 15th day
                                                                     ----
            of March, 1999.



                                                /s/ Frank M. Henry     (SEAL)
                                               -----------------------
                                                    Frank M. Henry


        Witness:

        /s/ Helen P. O'Neil
        ------------------------

                          SPECIFIC POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Michael I. Gottdenker do make, constitute and appoint John A. Butler, Commonwealth Telephone Enterprises, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

        1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1998, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

        2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 1999, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

        3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with right to revoke such appointment of substitute at pleasure.

            IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of March, 1999.



                                                /s/ Michael I. Gottdenker (SEAL)
                                               --------------------------
                                                    Michael I. Gottdenker


        Witness:


        ------------------------

                          SPECIFIC POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth do make, constitute and appoint John A. Butler, Commonwealth Telephone Enterprises, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

        1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1998, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

        2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 1999, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

        3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with right to revoke such appointment of substitute at pleasure.

            IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of March, 1999.



                                                /s/ Eugene Roth        (SEAL)
                                               -----------------------
                                                    Eugene Roth


        Witness:


        ------------------------

                          SPECIFIC POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Daniel E. Knowles do make, constitute and appoint John A. Butler, Commonwealth Telephone Enterprises, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

        1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1998, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

        2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 1999, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

        3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with right to revoke such appointment of substitute at pleasure.

            IN WITNESS WHEREOF, I hereunto set my hand and seal this 11th day
                                                                     ----
            of March, 1999.



                                                /s/ Daniel E. Knowles  (SEAL)
                                               -----------------------
                                                    Daniel E. Knowles


        Witness:

        /s/ Joseph [Illegible]
        ------------------------

                          SPECIFIC POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, David C. Mitchell do make, constitute and appoint John A. Butler, Commonwealth Telephone Enterprises, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

        1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1998, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

        2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 1999, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

        3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with right to revoke such appointment of substitute at pleasure.

            IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of March, 1999.



                                                /s/ David C. Mitchell  (SEAL)
                                               -----------------------
                                                    David C. Mitchell


        Witness:


        ------------------------

                          SPECIFIC POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, John J. Whyte do make, constitute and appoint John A. Butler, Commonwealth Telephone Enterprises, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

        1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1998, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

        2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 1999, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

        3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with right to revoke such appointment of substitute at pleasure.

            IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of March, 1999.



                                                /s/ John J. Whyte      (SEAL)
                                               -----------------------
                                                    John J. Whyte


        Witness:

        /s/ [Illegible]
        ------------------------

                          SPECIFIC POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Stuart E. Graham do make, constitute and appoint John A. Butler, Commonwealth Telephone Enterprises, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

        1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1998, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

        2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 1999, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

        3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with right to revoke such appointment of substitute at pleasure.

            IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of March, 1999.



                                                /s/ Stuart E. Graham   (SEAL)
                                               -----------------------
                                                    Stuart E. Graham


        Witness:

        /s/ Camille D'Alessandro
        ------------------------

                          SPECIFIC POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros do make, constitute and appoint John A. Butler, Commonwealth Telephone Enterprises, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

        1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1998, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

        2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 1999, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

        3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with right to revoke such appointment of substitute at pleasure.

            IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of March, 1999.



                                                /s/ Richard R. Jaros   (SEAL)
                                               -----------------------
                                                    Richard R. Jaros


        Witness:


        ------------------------

                          SPECIFIC POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe do make, constitute and appoint John A. Butler, Commonwealth Telephone Enterprises, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

        1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1998, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

        2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 1999, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

        3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with right to revoke such appointment of substitute at pleasure.

            IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of March, 1999.



                                                /s/ James Q. Crowe     (SEAL)
                                               -----------------------
                                                    James Q. Crowe


        Witness:


        ------------------------

                          SPECIFIC POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Bruce C. Godfrey do make, constitute and appoint John A. Butler, Commonwealth Telephone Enterprises, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

        1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1998, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

        2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 1999, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

        3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with right to revoke such appointment of substitute at pleasure.

            IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of March, 1999.



                                                /s/ Bruce C. Godfrey   (SEAL)
                                               -----------------------
                                                    Bruce C. Godfrey


        Witness:


        ------------------------

                          SPECIFIC POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint John A. Butler, Commonwealth Telephone Enterprises, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

        1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1998, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

        2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 1999, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

        3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with right to revoke such appointment of substitute at pleasure.

            IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of March, 1999.



                                                /s/ David C. McCourt   (SEAL)
                                               -----------------------
                                                    David C. McCourt


        Witness:


        ------------------------